UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2005

ROANOKE ELECTRIC STEEL CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-2389	54-0585263
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

102 Westside Boulevard, NW Roanoke, Virginia	24017
(Address of principal executive offices)	(Zip Code)

(540) 342-1831

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Introduction

On January 28, 2005, the shareholders of Roanoke Electric Steel Corporation (the “Company”), upon the recommendation of the Company’s Board of Directors, approved the “Roanoke Electric Steel Corporation 2005 Stock Incentive Plan” (the “2005 Stock Plan”) and the “Roanoke Electric Steel Corporation Annual Management Incentive Plan” (the “Management Incentive Plan”). Also on January 28, 2005, the Board of Directors approved an Amended and Restated Retirement Plan (the “Directors Retirement Plan”) for the Company’s directors.

Description of the 2005 Stock Plan

The 2005 Stock Plan is integral to the Company’s compensation strategy and programs and is intended to help the Company recruit, motivate and retain the caliber of employees and outside directors essential to the Company’s success, and will further align the interests of those employees and outside directors with the interests of the Company’s shareholders.

A maximum of 1,750,000 shares of the Company’s common stock is available for issuance under the 2005 Stock Plan, subject to adjustment upon the occurrence of any stock dividend or other distribution, stock split, merger, consolidation, combination, share repurchase or exchange or other similar transaction or event. No more than 1,500,000 shares of the Company’s common stock may be issued under incentive awards to employees of the Company or its subsidiaries, and no more than 250,000 shares of the Company’s common stock may be issued to outside directors.

The 2005 Stock Plan provides for the grant of stock options, restricted stock, restricted stock units, stock appreciation rights, performance grants, and deferred shares. The 2005 Stock Plan is administered by the Compensation Committee of the Company’s Board of Directors.

The Company currently has two other equity incentive plans, with only 1,000 shares available for future awards under one of these plans. The first plan is the Company’s Employee’s Stock Option Plan which was approved by shareholders in January 1989. The final awards under this plan were made in February 2004. The second plan is the Company’s Non-Employee Director Stock Option Plan that was adopted in February 1997, and under which 1,000 shares remain available for issuance.

A more detailed summary of the material features of the 2005 Stock Plan is set forth in the Company’s proxy statement for the 2005 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on December 21, 2004. The summary in the proxy statement and the description of the 2005 Stock Plan contained herein are qualified in their entirety by reference to the full text of the 2005 Stock Plan, which is included as part of the proxy statement and filed as Exhibit 10.1 to this Form 8-K.

Description of the Management Incentive Plan

The Management Incentive Plan is also integral to the Company’s compensation strategy and programs and replaces the incentive compensation program which the Company has had in place since 1958. Under the Management Incentive Plan, the Company’s executive officers and other employees of the Company and its subsidiaries are eligible to receive annual cash bonuses based on the level of attainment of corporate and/or individual performance goals over a one-year performance period.

The Management Incentive Plan is administered by the Compensation Committee of the Company’s Board of Directors. The Compensation Committee has the authority to select the employees to participate in the Management Incentive Plan; to establish the amount of each award and the specific performance objectives that must be met for the award to be payable; to determine if the performance objectives and other payment criteria have been satisfied; and to determine when an award should be paid.

A more detailed summary of the material features of the Management Incentive Plan is set forth in the Company’s proxy statement for the 2005 Annual Meeting of Shareholders filed with the Securities and Exchange Commission on December 21, 2004. The summary in the proxy statement and the description of the Management Incentive Plan contained herein are qualified in their entirety by reference to the full text of the Management Incentive Plan, which is included as part of the proxy statement and filed as Exhibit 10.2 to this Form 8-K.

Description of the Directors Retirement Plan

The Company has had in effect since January 1989, an unfunded directors’ retirement plan, whereby eligible directors receive a monthly benefit following retirement from the Board of Directors. A director is eligible after five years of service. Upon retirement, a director is paid an amount equal to the retainer being paid to the then current members of the Board of Directors for a period corresponding in duration to his service on the Board of Directors. All payments cease on the death of a retired director. This plan is described in the minutes of the Board of Directors for the January 1989 meeting and no other formal documentation has been prepared previously for this plan.

With the changes in director compensation approved on January 28, 2005, and described in other sections of this Form 8-K, the Board of Directors approved the freezing of participation in, and service credit under, the plan, and approved the Directors Retirement Plan to document the plan formally. Under the Directors Retirement Plan, a director is eligible to receive payments if the director retires at the mandatory retirement age, at an age or under circumstance expressly approved by the Board of Directors, or because of sickness or disability that ends his active business career. The Directors Retirement Plan is filed as Exhibit 10.3 to this Form 8-K.

Actions by the Compensation Committee

The Compensation Committee approved, and the Board of Directors ratified on January 28, 2005, awards under the 2005 Stock Plan and the Management Incentive Plan, for the Company’s executive officers and other employees of the Company and its subsidiaries. The Compensation Committee also approved changes in compensation payable to the Company’s directors. These actions are described in greater detail in the other sections of this Form 8-K.

Awards under the 2005 Stock Plan

The Compensation Committee approved, and the Board of Directors ratified on January 28, 2005, performance grants under the 2005 Stock Plan to the Company’s executive officers and 9 other employees of the Company or its subsidiaries. A performance grant is an award of a base number of performance shares. A total of 192,080 performance shares were covered by the awards. Of these awards, 34,570 performance shares have a one-year performance period from November 1, 2004 through October 31, 2005; 69,140 performance shares have a two-year performance period from November 1, 2004 through October 31, 2006; and 88,370 performance shares have a three-year performance period from November 1, 2004 through October 31, 2007. The performance grants to the Company’s executive officers are as follows:

Executive Officer	One-Year Performance Period	Two-Year Performance Period	Three-Year Performance Period
Donald G. Smith	11,485	22,970	15,545
T. Joe Crawford	6,070	12,140	18,210
Timothy R. Duke	4,150	8,300	12,450
Donald R. Higgins	2,050	4,100	6,150
Mark G. Meikle	3,000	6,000	9,000
William M. Watson, Jr.	2,295	4,590	6,885

An employee is entitled to receive one share of Company common stock for each performance share that vests at the end of a specified performance period. For any performance shares to vest, the employee must remain in continuous employment until the end of the performance period (subject to certain exceptions, as described below). The number of performance shares that vest will be determined based on the Company’s average return on invested capital relative to the average return on invested capital of peer companies for the performance period. The percentage of performance shares that vest for a performance period will be determined according to the following table:

Company’s relative average return on invested capital (expressed as a percentile of that of the peer group)	Percentage of base number of performance shares that become vested
95th	200%
90th	175%
85th	150%
80th	125%
75th	100%
70th	90%
65th	80%
60th	70%
55th	60%
50th	50%
45th	25%
Below 45th	0%

Notwithstanding this schedule, if the Company’s average return on invested capital is negative for a performance period, no more than 25% of the base number of performance shares for that period may vest. The peer group of companies consists primarily of US publicly traded companies with a Standard & Poors Global Industry Classification System code of 15104050 (which code applies to companies in the steel industry).

If an employee dies or becomes disabled prior to the end of a performance period, the employee will be deemed to have continued in employment through the end of the relevant performance period and will vest in the same number of performance shares in which the employee would have vested had the employee actually remained in continuous employment until the end of the performance period. Employees who retire prior to the end of a performance period will vest in a prorated portion of the total performance shares in which they would have vested had they remained in continuous employment until the end of the performance period. The proration will be based on the number of days during the performance period which elapsed prior to the employee’s retirement. An employee is eligible to retire after having attained age 62, or, if earlier, after having attained age 55 and completed 10 years of service.

In the event of a change of control, 100% of an employee’s base number of performance shares will vest. The Company will settle such vested performance shares in cash, instead of in shares of Company common stock, in an amount equal to the aggregate fair market value of shares of the Company’s common stock in equal in number to the employee’s vested performance shares.

Awards under the Management Incentive Plan

The Compensation Committee approved, and the Board of Directors ratified on January 28, 2005, awards under the Management Incentive Plan to the Company’s executive officers and 9 other employees of the Company or its subsidiaries. The annual incentive awards for the Company’s executive officers are as follows:

Executive Officer	Target Bonus (as a percentage of base salary)
Donald G. Smith	60%
T. Joe Crawford	50%
Timothy R. Duke	40%
Donald R. Higgins	40%
Mark G. Meikle	40%
William M. Watson, Jr.	40%

The awards for the other employees of the Company or its subsidiaries are equal to either 40% or 30% of base salary.

The awards permit each employee to earn a cash bonus equal to a percentage of base salary noted above if the prescribed performance measure is achieved for the period from November 1, 2004 through October 31, 2005. Subject to the dollar limit contained in the Management Incentive Plan to comply with the requirements of the Internal Revenue Code, the maximum bonus is equal to 200% of the target percentage and the threshold bonus is equal to 25% of the target percentage.

The performance measure that will be used for determining whether any bonus is earned by an employee is “earnings before interest, taxes, depreciation, and amortization” (“EBITDA”). For employees who are employed by a subsidiary of the Company, the subsidiary’s EBITDA will be used as the applicable performance measure, and for those employees who are employed by the Company, the Company’s consolidated EBITDA will be used as the applicable performance measure.

The level of EBITDA necessary to earn the threshold, target and maximum bonus amounts is based on the Company’s and each subsidiary’s historical annual EBITDA for each of the years in the ten-year period from 1995 to 2004. The level of EBITDA necessary to earn 25%, 100% and 200% of the target percentage was set at levels with a probability of achievement of 90%, 50% and 20%, respectively. Bonus amounts between the threshold and the target and between the target and the maximum will be based on interpolated performance levels between the specified levels.

An employee will forfeit his award under the Management Incentive Plan if he terminates employment during the performance period other than because of death, disability, retirement or termination without cause. Upon the occurrence of any of these events, the Compensation Committee will determine what portion of the award, if any, that the employee will receive and when the award will be paid. In the event of a change of control, an employee will be paid as though the Company had achieved performance necessary to earn the target bonus.

The Company has, or will pay, for the months of November and December, 2004, and January 2005, bonuses pursuant to the terms of the incentive compensation arrangements that the Company had in place prior to the approval of the Management Incentive Plan by shareholders on January 28, 2005. To ensure that employees participating in the Management Incentive Plan do not receive bonuses under both plans for the period from November 1, 2004 through October 31, 2005, the Compensation Committee will pro-rate the bonuses payable under the Management Incentive Plan and pay to employees 75% of the amount earned for such period.

Directors Compensation

The Compensation Committee approved, and the Board of Directors ratified, the following changes in the compensation payable to the Company’s directors, effective as of February 1, 2005:

Category	Change
Participants:	Outside directors only
Annual Board Retainer:	Increased from $12,000 to $15,000
Annual Committee Chair Retainer:	$3,000

No changes were made in the fees payable for meetings of the Board of Directors or Board committees, which fees remain at $1,000 for each meeting of the Board of Directors, $1,000 for each meeting of the Audit Committee, and $750 for all other committees.

Based on the recommendation of the Compensation Committee, the Board of Directors also approved, on January 28, 2005, the freezing of participation in, and the service credit under, the Company’s retirement plan for directors. With these changes, the accumulated service under the plan with respect to the Company’s current directors is as follows: 169 months for Mr. Cartledge; 7 months for Mr. Crawford; 73 months for Mr. Duke; 94 months for Mr. Logan; 323 months for Mr. Lunsford; 157 months for Mr. Robertson; 250 months for Mr. Smith; 36 months for Dr. Steger; and 12 months for Mr. Vipperman. Although Messrs Crawford, Steger, and Vipperman have credited service under the Directors Retirement Plan, they will not receive payments until they have the requisite service on the Board of Directors.

Pursuant to the terms of the 2005 Stock Incentive Plan, each of the Company’s outside directors received an automatic award of 1,500 shares of restricted stock on January 28, 2005. The shares of restricted stock will become fully vested and transferable if the outside director remains in continuous service on the Board of Directors until January 28, 2006. The shares of restricted stock will become fully vested and transferable prior to that date if the outside director dies or becomes disabled or if the Company experiences a change of control, while serving as an outside director.

With the adoption of the 2005 Stock Incentive Plan, and pursuant to the terms of the 2005 Stock Incentive Plan, each of the Company’s outside directors has the ability to elect to defer, in 25% increments, the retainer and meeting fees they are entitled to receive. The elections for the period from March 2005 through December 2005 must be received by the Company no later than February 28, 2005.

Item 9.01. Financial Statements and Exhibits

(c) Exhibits. The exhibits listed on the accompanying Index to Exhibits immediately following the signature page are filed as part of, and incorporated into, this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROANOKE ELECTRIC STEEL CORPORATION

By:	/s/ Donald G. Smith
Donald G. Smith
Chairman and Chief Executive Officer

Dated: February 3, 2005

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Roanoke Electric Steel Corporation 2005 Stock Incentive Plan (FILED HEREWITH)

10.2	Roanoke Electric Steel Corporation Annual Management Incentive Plan (FILED HEREWITH)

10.3	Roanoke Electric Steel Corporation Amended and Restated Retirement Plan for Directors (FILED HEREWITH)